                                                                   EXHIBIT 10.52

                    AMENDED AND RESTATED SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of October 26, 2001, by and between Bionutrics, Inc., a Nevada corporation ("Borrower"), whose chief executive office is located at 2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016, and HealthSTAR Holdings, LLC, Ropart Investments, LLC, Xiagen Ltd., Ronald H. Lane, William McCormick, Fred Rentschler, and William J. Rittger and any other party who signs this Agreement as a lender (collectively, "Lenders"), and William McCormick, as agent for Lenders ("Agent").

                                    RECITALS

         A. Borrower has requested, and Lenders have severally and not jointly agreed to make, a multiple advance loan to Borrower in an amount not to exceed Seven Hundred Thousand Dollars ($700,000.00) (the "Loan").

         B. Lenders have requested, and Agent has agreed, that Agent act as their agent for purposes of administering the Loan and holding the collateral for the Loan.

         C. Borrower and Pharmaceutical Marketing Brands, Inc. entered into that certain Promissory Note dated September 7, 2001 ("Original Note") and Security Agreement dated September 7, 2001 (the "Original Security Agreement").

         D. Pharmaceutical Marketing Brands, Inc. assigned all of its rights, title, and interest in the Original Note and Original Security Agreement to HealthSTAR Holdings LLC.

         E. Borrower and HealthSTAR Holdings LLC wish to amend and restate the Original Security Agreement and desire to have the other Lenders become party to this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.       SECURITY INTEREST

         Borrower hereby grants to Lenders a security interest (the "Security Interest") in all property or assets, or all rights or interests in property or assets, of Borrower except for the Pledged Collateral as defined in and covered by that certain Amended and Restated Loan and Stock Pledge Agreement of even date herewith by and between Borrower, Lenders, and Agent (the "Loan Agreement"), whether now owned or existing or hereafter acquired or arising and wherever located, and all proceeds and products thereof (collectively, the "Collateral"), including, without limitation:

                  (a) All accounts (including health-care-insurance receivables), accounts receivable, receivables, contract rights, rights to payment, chattel paper (including tangible chattel paper and electronic chattel paper), leases, instruments (including notes, promissory
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notes, and certificates of deposit), documents of title and general intangibles
(including payment intangibles, computer programs and software, URLs, tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, all intellectual property of any nature, and rights to sue and recover for past infringement of patents, trademarks and copyrights);

                  (b) All inventory (including raw materials, work-in-process or materials used or consumed in the business of Borrower), whether in the possession of Borrower, warehouseman, bailee or any other person or entity;

                  (c) All machinery, furniture, fixtures, and other goods and equipment;

                  (d) All documents (including negotiable and nonnegotiable documents of title);

                  (e) All letter-of-credit rights;

                  (f) All monies, certificates of deposit, deposit accounts, investment properties (including all securities), whether or not held in a general or special account of deposit (including any account or deposit held jointly by Borrower with any other person or entity, or for safekeeping or otherwise, except to the extent specifically prohibited by law);

                  (g) All rights under contracts of insurance (including insurance refund claims) covering any of the above-described property;

                  (h) All attachments, accessions, tools, parts, supplies, increases and additions to and all replacements of and substitutions for any of the above-described property;

                  (i) All products of any of the above-described property;

                  (j) All proceeds of any of the above-described property;

                  (k) All supporting obligations of every nature of any of the above-described property; and

                  (l) All books and records pertaining to any of the above-described property, including any computer readable memory and any computer hardware or software necessary to process such memory (collectively, the "Books and Records").

2.       SECURED OBLIGATIONS

         The Collateral shall secure, in such order of priority as Lenders may elect, the following (collectively, the "Secured Obligations"):

                  (a) payment and performance of all obligations of Borrower under the terms of the Amended and Restated Loan and Stock Pledge Agreement, of even date herewith (the "Loan Agreement"), between Borrower and Lenders, together with all extensions, modifications, substitutions or renewals thereof, or other advances made thereunder;


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                  (b) payment and performance of all obligations of Borrower under the terms of the Amended and Restated Consolidated Multiple Advance Non-Revolving Note, of even date herewith (the "Note"), in the original principal amount of $700,000, executed by Borrower in favor of Lenders, together with all extensions, modifications, substitutions or renewals thereof, or other advances made thereunder;

                  (c) payment and performance of every obligation, covenant and agreement of Borrower contained in this Agreement, together with all extensions, modifications, substitutions or renewals hereof;

                  (d) payment and performance of every obligation, covenant and agreement of Borrower contained in each of the Loan Documents (as defined in the Loan Agreement), together with all extensions, modifications, substitutions or renewals thereof; and

                  (e) payment and performance of all other obligations and liabilities of Borrower to Lenders, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Lenders by assignment or otherwise.

Unless Borrower shall have otherwise agreed in writing, the Secured Obligations, for purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3.       REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower hereby represents and warrants to Lender that:

         3.1 Use. The Collateral is or will be used or produced primarily for business purpose of Borrower.

         3.2 Location. The Collateral, including, without limitation, the Books and Records will be kept at the facilities of Borrower.

         3.3 Title. Borrower is the owner of, and has good title to, the Collateral free of all security interests or other encumbrances and the Security Interest, and no financing statement covering the Collateral is filed or recorded in any public office except for those in connection with the Original Security Agreement.

         3.4 Chief Executive Office. The address of Borrower set forth in the preamble of this Agreement is the chief executive office of Borrower.

4.       COVENANTS OF BORROWER

         4.1 Maintenance. Borrower shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.


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         4.2 Insurance. To the extent insurable, Borrower will keep the
Collateral insured against damage and loss, in amounts and by insurance companies, acceptable to Lenders. Borrower understand that the policy must provide that any insurance proceeds will be paid to Lenders and shall provide Agent with not less than 30 days' prior written notice of termination, cancellation or non-renewal. The Borrower will deliver the policy to Lenders upon Lenders' request.

         4.3 Payments of Charges. Borrower shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

         4.4 Fixtures and Accessions. Borrower shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         4.5 Notice to Lenders. Borrower shall give Lenders 45 days' prior written notice of any change: (i) in the location of any of the facilities of Borrower; (ii) in the location of the Collateral, including, without limitation, the Books and Records; or (iii) of the names under which it does business.

         4.6 Inspections. Lender or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located.

         4.7 Payment of Charges. If Borrower fails to pay any taxes, assessments, expenses or charges, or fails to keep all of the Collateral free from other security interests, encumbrances or claims except for Permitted Liens, or fails to keep the Collateral in good condition and repair, or fails to procure and maintain insurance thereon, or to perform otherwise as required herein, Lender may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform. Lender is hereby authorized to enter upon any property in the possession or control of Borrower for such purposes.

         4.8 Rights and Powers. All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including, without limitation, attorneys' fees, shall be added to the Secured Obligations, shall be secured by the Collateral, shall bear interest at the highest rate payable on any of the Secured Obligations until paid, and shall be due and payable by Borrower to Lender immediately without demand.

5.       USE OF COLLATERAL BY BORROWER

         Until the occurrence of an Event of Default, Borrower may use the Collateral in any lawful manner in the ordinary course of Borrower's business. Borrower cannot sell the Collateral except for inventory in the ordinary course of Borrower's business.


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6.       COLLATERAL IN THE POSSESSION OF LENDER

         6.1 Care. Lenders shall use such reasonable care in handling, preserving and protecting the Collateral in their possession as they use in handling similar property for their own account. Lenders, however, shall have no liability for the loss, destruction, or disappearance of any Collateral unless there is affirmative proof of a lack of due care. A lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

         6.2 Preservation of Collateral. Borrower shall be solely responsible for taking any and all actions to preserve rights against all Obligors. Lenders shall not be obligated to take any such actions whether or not the Collateral is in Lenders' possession. Borrower waives presentment and protest with respect to any instrument included in the Collateral on which Borrower is in any way liable and waives notice of any action taken by Lenders with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Lenders.

7.       EVENTS OF DEFAULT; REMEDIES

         7.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default":

                  (a) the Borrower fails to pay any of the principal, interest or other charges on the Note at the time such payment is required to be made under the Note, including any applicable grace period therein.;

                  (b) the Borrower fails to perform any promise contained in this Agreement or in the Note or other agreement relating to the Loan, or in any other promissory note or agreement between Borrower and Lenders;

                  (c) any statement made by the Borrower in connection with the Loan proves to have been misleading when it was made; or

                  (d) Lenders acting through Agent consider themselves insecure (that is, if anything happens that, in Lenders' judgment, makes it unlikely the Loan will be paid)

         7.2 Remedies. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Lender shall have the right to declare all or any part of the Secured Obligations to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

         7.3 Purchase of Collateral. Lenders, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Lenders' rights and remedies hereunder.

         7.4 Notice. Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Borrower at


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least 10 days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         7.5 Additional Remedies. In addition to any remedies provided herein for an Event of Default, Lenders shall have all the rights and remedies afforded a secured party under the UCC and all other legal and equitable remedies allowed under applicable law. No failure on the part of Lenders to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lenders in exercising any such rights shall be construed to preclude Lenders from the exercise thereof at any time while that Event of Default is continuing. Lenders may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Lenders shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lenders waive either their right to require prompt payment or performance when due of the remainder of the Secured Obligations or their right to consider the failure to so pay or perform an Event of Default.

8.       MISCELLANEOUS PROVISIONS

         8.1 Power of Attorney. Borrower hereby appoints Agent, on behalf of Lenders, as its true and lawful attorney-in-fact, with full power of substitution to do the following: (i) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (ii) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (ii) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Borrower to execute and deliver its release and settlement for the claim; (iv) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Borrower, or otherwise, which in the discretion of Agent may seem to be necessary or advisable; and (v) to execute any documents necessary to perfect or continue the Security Interest. This power is a power coupled with an interest and is given as security for the Secured Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Agent or Agent is replaced by a Successor Agent.

         8.2 Indemnification. In addition to the indemnities contained in the Loan Agreement, Borrower agrees to indemnify, defend, protect and hold harmless Agent, Lenders, and their affiliates and their respective successors, assigns and shareholders and the directors, officers, employees, agents and attorneys of the foregoing (collectively, the "Indemnified Parties") for, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnified Parties in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Parties are designated parties thereto) that may be imposed on, incurred by, or asserted against the Indemnified Parties, in any manner relating to or arising out of this Agreement or the Loan Documents (the "Indemnified Liabilities"); provided, however, that Borrower shall have no obligation to an Indemnified Party hereunder with respect


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to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnified Party.

         8.3 Other Security. The acceptance of this Agreement by Lenders shall not be considered a waiver of or in any way to affect or impair any other security that Lenders may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Secured Obligations, nor shall the taking by Lenders at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest. Lenders may resort, for the payment or performance of the Secured Obligations, to their several securities therefor in such order and manner as it may determine.

         8.4 Actions by Lenders. Without notice or demand, without affecting the obligations of Borrower hereunder, and without affecting the Security Interest or the priority thereof, Lenders, from time to time, may: (i) extend the time for payment of all or any part of the Secured Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Secured Obligations; (ii) take and hold other security for the payment or performance of the Secured Obligations and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

         8.5 Waivers. Borrower waives and agrees not to assert: (i) any right to require Lenders to proceed against any guarantor, to proceed against or exhaust any other security for the Secured Obligations, to pursue any other remedy available to Lenders, or to pursue any remedy in any particular order or manner;
(ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Secured Obligations; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Lenders.

         8.6 Definitions. All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement. Otherwise the terms herein shall have the meanings in and be construed under the UCC.

         8.7 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

         8.8 Jurisdiction and Venue. Borrower, Agent, and Lenders hereby expressly agree that in the event any actions or other legal proceedings are initiated by or against Borrowers, Agent, or Lenders involving any alleged breach or failure by any party to pay, perform or observe any sums, obligations or covenants to be paid, performed or observed by it under this Agreement, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Agreement, regardless of whether such actions or proceedings shall be for damages, specific performance or declaratory relief or otherwise, such actions shall be brought in Maricopa County, Arizona and Middlesex County, New Jersey; and Borrower, Agent, and Lenders hereby submit to the jurisdiction of the State of Arizona and State of New Jersey for


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such purposes and agree that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona and Middlesex County, New Jersey; and Borrower, Agent, and Lenders hereby waive any and all defenses to such jurisdiction and venue.

         8.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

         8.10 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, supersede all other prior understandings, oral or written, with respect to the subject matter hereof, and are intended by Agent, Lenders and Borrower as the final, complete and exclusive statement of the terms agreed to by them.

         8.11 Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         8.12 Section Headings. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Agreement.

         8.13 Time of Essence. Time is of the essence of this Agreement and each and every provision hereof.

         8.14 Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

         8.15 Binding Nature. This provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Lenders" shall include not only the original Lenders hereunder but also any future owner and holder, including, without limitation, pledgees, of note or notes evidencing the Secured Obligations. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         8.16 Construction. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement. As used here, the words "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         8.17 Continuing Agreement. This is a continuing Agreement which shall remain in full force and effect until actual receipt by Lenders of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Secured Obligations incurred before the receipt of such notice, and all of the Secured Obligations incurred


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thereafter under commitments extended by Lenders before the receipt of such notice, shall have been paid and performed in full.

         8.18 Notices. All notices required or permitted to be given hereunder shall be in accordance with provisions of the Loan Agreement.

         8.19 Copy. A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         8.20 Conflicts. In the event any provision of this Agreement is inconsistent with any provision of the Loan Agreement, the provision of the Loan Agreement shall prevail.

         IN WITNESS WHEREOF, this Agreement was executed by Borrower and Lender as of the date first set forth above.

                                        "BORROWER"

                                        BIONUTRICS, INC., a Nevada corporation


                                        By:       /S/ RONALD H. LANE
                                        Name:     Ronald H. Lane
                                        Title:    President

                                        Address of Borrower:
                                        2425 East Camelback Road, Suite 650
                                        Phoenix, AZ  85016
                                        Attention:   Ronald H. Lane


                                        "AGENT"

                                        William McCormick

                                        /S/ WILLIAM McCORMICK

                                        Address of William McCormick:
                                        c/o Inverness
                                        660 Steamboat Road
                                        Greenwich, CT  06830


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                                        "LENDERS"

                                        HEALTHSTAR HOLDINGS LLC, as a Lender


                                        By:       /S/ JERRY BRAGER
                                        Name:     Jerry Brager
                                        Title:    Managing Member

                                        Address of HealthSTAR Holdings LLC:
                                        100 Woodbridge Center Drive, Suite 202
                                        Woodbridge, NJ  07095

                                        William McCormick, as a Lender

                                        /S/ WILLIAM McCORMICK

                                        Address of William McCormick:
                                        c/o Inverness
                                        660 Steamboat Road
                                        Greenwich, CT  06830

                                        Xiagen Ltd., as a Lender

                                        By:       /S/ WILLIAM McCORMICK
                                        Name:     William McCormick
                                        Title:    Chairman

                                        Address of Xiagen Ltd.:
                                        c/o Inverness
                                        660 Steamboat Road
                                        Greenwich, CT  06830

                                        Ropart Investments, LLC, as a Lender

                                        By:       /S/ ROBERT B. GOERGEN
                                        Name:     Robert B. Goergen
                                        Title:    Managing Member

                                        Address of Ropart Investments LLC:
                                        One East Weaver Street
                                        Greenwich, CT  06831


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                                        Frederick B. Rentschler, as a Lender

                                        /S/ FREDERICK B. RENTSCHLER
                                        ___________________________________
                                        Address of Frederick B. Rentschler:
                                        P.O. Box 4710
                                        Cave Creek, AZ  85327



                                        Ronald H. Lane, as a Lender

                                        /S/ RONALD H. LANE
                                        ___________________________________
                                        Address of Ronald H. Lane:
                                        2425 E. Camelback Road
                                        Suite 650
                                        Phoenix, AZ  85016



                                        William J. Rittger, as a Lender

                                        /S/ WILLIAM J. RITTGER
                                        ___________________________________
                                        Address of William J. Rittger
                                        623 Ocean Ave.
                                        Sea Grit, NJ  08750



                                        ____________________, as a Lender

                                        ___________________________________
                                        Address of Lender


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